Objectives and Strategies for Using Derivatives	12 Months Ended
Dec. 31, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Objectives and Strategies for Using Derivatives	Objectives and Strategies for Using Derivatives
As a multinational enterprise, we are exposed to financial risks, such as changes in foreign currency exchange rates, interest rates, and commodity prices. We employ a number of practices to manage these risks, including operating and financing activities and, where appropriate, the use of derivative instruments.
As of December 31, 2024 and 2023, derivative assets were $189 and $70, respectively, and derivative liabilities were $137 and $259, respectively, primarily comprised of foreign currency exchange, interest rate and commodity price contracts. Derivative assets are recorded in Other current assets or Other Assets, as appropriate, and derivative liabilities are recorded in Accrued expenses and other current liabilities or Other Liabilities, as appropriate.
Foreign Currency Exchange Rate Risk
Translation adjustments result from translating foreign entities' financial statements into U.S. dollars from their functional currencies. The risk to any particular entity's net assets is reduced to the extent that the entity is financed with local currency borrowings. A portion of our balance sheet translation exposure for certain affiliates, which results from changes in translation rates between the affiliates’ functional currencies and the U.S. dollar, is hedged with cross-currency swap contracts and certain foreign denominated debt which are designated as net investment hedges. The foreign currency exposure on certain non-functional currency denominated monetary assets and liabilities, primarily intercompany loans and accounts payable, is hedged primarily with undesignated derivative instruments.
Derivative instruments are used to hedge a portion of forecasted cash flows denominated in foreign currencies for non-U.S. operations' purchases of raw materials, which are priced in U.S. dollars, and imports of intercompany finished goods and work-in-process inventories priced predominantly in U.S. dollars and euros. The derivative instruments used to manage these exposures are designated as cash flow hedges.
Interest Rate Risk
Interest rate risk is managed using a portfolio of variable and fixed-rate debt composed of short and long-term instruments. Interest rate swap contracts may be used to facilitate the maintenance of the desired ratio of variable and fixed-rate debt and are designated as fair value hedges. From time to time, we also hedge the anticipated issuance of fixed-rate debt, and these contracts are designated as cash flow hedges.
Commodity Price Risk
We use derivative instruments, such as commodity forward and price swap contracts, to hedge a portion of our exposure to market risk arising from changes in prices of certain commodities. These derivatives are primarily designated as cash flow hedges of specific quantities of the underlying commodity expected to be purchased in future months. In addition, we utilize negotiated contracts of varying durations along with strategic pricing mechanisms to manage volatility for a portion of our commodity costs.
Fair Value Hedges
Derivative instruments that are designated and qualify as fair value hedges are predominantly used to manage interest rate risk. The fair values of these derivative instruments are recorded as an asset or liability, as appropriate, with the offset recorded in Interest expense. The offset to the change in fair values of the related debt is also recorded in Interest expense. Any realized gain or loss on the derivatives that hedge interest rate risk is amortized to Interest expense over the life of the related debt. As of December 31, 2024, the aggregate notional values and carrying values of debt subject to outstanding interest rate contracts designated as fair value hedges were $525 and $488, respectively. For the years ended December 31, 2024, 2023 and 2022, gains or losses recognized in Interest expense for interest rate swaps were not material.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative instrument is initially recorded in AOCI, net of related income taxes, and recognized in earnings in the same income statement line and period that the hedged exposure affects earnings. As of December 31, 2024, the aggregate notional value of outstanding foreign exchange derivative contracts designated as cash flow hedges was $3.1 billion. For the years ended December 31, 2024, 2023 and 2022, no material gains or losses were reclassified into Interest expense, Cost of products sold or Other (income) and expense, net as a result of the discontinuance of cash flow hedges due to the original forecasted transaction no longer being probable of occurring. As of December 31, 2024, amounts to be reclassified from AOCI into Interest expense, Cost of products sold or Other (income) and expense, net during the next twelve months are not expected to be material. The maximum maturity of cash flow hedges in place as of December 31, 2024 is November 2027.
Net Investment Hedges
For derivative instruments that are designated and qualify as net investment hedges, the aggregate notional value was $1.6 billion as of December 31, 2024. We exclude the interest accruals on cross-currency swap contracts and the forward points on foreign exchange forward contracts from the assessment and measurement of hedge effectiveness. We recognize the interest accruals on cross-currency swap contracts in earnings within Interest expense. We amortize the forward points on foreign exchange contracts into earnings within Interest expense over the life of the hedging relationship. Changes in fair value of net investment hedges are recorded in AOCI and offset the change in the value of the net investment being hedged. For the year ended December 31, 2024, unrealized gains of $64 related to net investment hedge fair value changes were recorded in AOCI and no material amounts were reclassified from AOCI to Interest expense.
For the years ended December 31, 2024, 2023 and 2022 no material amounts were excluded from the assessment of net investment, fair value or cash flow hedge effectiveness.
Undesignated Hedging Instruments
Gains or losses on undesignated foreign exchange hedging instruments are immediately recognized in Other (income) and expense, net. For the years ended December 31, 2024, 2023 and 2022, we recognized a loss of $49, a gain of $2 and a loss of $29, respectively. The effect on earnings from the use of these undesignated derivatives is substantially neutralized by the transactional gains and losses recorded on the underlying assets and liabilities. As of December 31, 2024, the notional amount of these undesignated derivative instruments was approximately $3.0 billion.